Financial risk management	12 Months Ended
Dec. 31, 2018
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Financial risk management

19. Financial risk management

The Group’s approach to the management of financial risks together with sensitivity analyses of its financial instruments is set out below.

Treasury policy

Pearson’s treasury policies set out the group’s principles for addressing key financial risks including capital risk, liquidity risk, foreign exchange risk and interest rate risk and sets out measurable targets for each. The Audit Committee receive quarterly reports incorporating compliance with these measurable targets and review and approve the treasury policies annually.

The treasury function is permitted to use derivatives where their use reduces a risk or allows a transaction to be undertaken more cost effectively. Derivatives permitted include swaps, forwards and collars to manage foreign exchange and interest rate risk, with foreign exchange swap and forward contracts the most commonly executed. Speculative transactions are not permitted.

Capital risk

The Group’s objectives when managing capital are:

•	To maintain a strong balance sheet and a solid investment grade rating;

•	To continue to invest in the business;

•	To have a sustainable and progressive dividend policy, and;

•	To return surplus cash to our shareholders where appropriate.

The Group aims to maintain net debt at a level less than 1.5 times EBITDA before the adoption of IFRS 16 and less than 2.2 times EBITDA after the adoption of IFRS16. This is consistent with a solid investment grade rating (assuming no material deterioration in trading performance) and provides comfortable headroom against covenants.

The Group is currently rated BBB (negative outlook) with Standard and Poor’s and Baa2 (stable outlook) with Moody’s.

Net debt

The Group’s net debt position is set out below:

All figures in £ millions	2018	2017
Cash and cash equivalents	568	645
Marketable securities	—	8
Derivative financial instruments	9	—
Bank loans and overdrafts	(43)	(15)
Bonds	(672)	(1,062)
Finance lease liabilities	(5)	(8)

Net debt	(143)	(432)

Interest and foreign exchange rate management

The Group’s principal currency exposure is to the US dollar which represents more than 60% of the Group’s sales.

The Group’s long-term debt is primarily held in US dollars to provide a natural hedge of this exposure, which is achieved through issued US dollar debt or converting euro debt to US dollars using cross-currency swaps, forwards and collars. As at 31 December 2018, £617m of the Group’s debt is held at fixed rates (2017: £674m), with £103m held at floating rates (2017: £411m), partially offset by US dollar cash balances which attract floating rate interest.

See note 16 for details of the Group’s hedging programme which addresses interest rate risk and foreign currency risk.

Overseas profits are converted to sterling to satisfy sterling cash outflows such as dividends at the prevailing spot rate at the time of the transaction. To the extent the Group has sufficient sterling, US dollars may be held as dollar cash to provide a natural offset to the Group’s debt or to satisfy future US dollar cash outflows.

The Group does not have significant cross border foreign exchange transactional exposures.

As at 31 December 2018, the sensitivity of the carrying value of the Group’s financial instruments to fluctuations in interest rates and exchange rates is as follows:

All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	93	—	—	(7)	9
Cash and cash equivalents	568	—	—	(36)	45
Derivative financial instruments	9	(3)	3	1	(1)
Bonds	(672)	17	(17)	61	(74)
Other borrowings	(48)	—	—	2	(3)
Other net financial assets	620	—	—	(51)	62

Total financial instruments	570	14	(14)	(30)	38

The table shows the sensitivities of the fair values of each class of financial instrument to an isolated change in either interest rates or foreign exchange rates. Other net financial assets comprises trade receivables less trade payables. A significant proportion of the movements shown above would impact equity rather than the income statement due to the location and functional currency of the entities in which they arise and the availability of net investment hedging.

The Group’s income statement is reported at average rates for the year while the balance sheet is translated at the year-end closing rate. Differences between these rates can distort ratio calculations such as debt to EBITDA and interest cover. Adjusted operating profit translated at year-end closing rates would be £28m higher than the reported figure of £546m at £574m. EBITDA translated at year-end closing rates would be £32m higher than the reported figure of £698m at £730m.

Liquidity and re-financing risk management

The Group regularly reviews the level of cash and debt facilities required to fund its activities. This involves preparing a prudent cash flow forecast for the next three to five years, determining the level of debt facilities required to fund the business, planning for shareholder returns and repayments of maturing debt, and identifying an appropriate amount of headroom to provide a reserve against unexpected outflows.

At 31 December 2018, the Group had cash of £0.5bn and an undrawn US dollar denominated revolving credit facility due 2021 of $1.75bn (£1.4bn). At 31 December 2017, the Group had cash of £0.6bn and an undrawn US dollar denominated revolving credit facility due 2021 of $1.75bn (£1.3bn).

The $1.75bn facility contains interest cover and leverage covenants which the Group has complied with for the year ended 31 December 2018. The maturity of the carrying values of the Group’s borrowings and trade payables are set out in notes 18 and 24 respectively.

At the end of 2018, the currency split of the Group’s trade payables was US dollar £178m, sterling £57m and other currencies £98m (2017: US dollar £137m, sterling £58m and other currencies £90m) . Trade payables are all due within one year (2017: all due within one year).

The following table analyses the Group’s bonds and derivative assets and liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. Short dated derivative instruments have not been included in this table. The amounts disclosed in the table are the contractual undiscounted cash flows (including interest) and as such may differ from the amounts disclosed on the balance sheet.

	Analysed by maturity				Analysed by currency
All figures in £ millions	Greater than one month and less than one year	Later than one year but less than five years	Five years or more	Total	USD	GBP	Other	Total
At 31 December 2018
Bonds	14	431	277	722	189	—	533	722
Rate derivatives – inflows	(20)	(288)	(343)	(651)	(40)	(167)	(444)	(651)
Rate derivatives – outflows	23	289	341	653	254	390	9	653
FX forwards – inflows	(251)	(35)	—	(286)	—	(286)	—	(286)
FX forwards – outflows	275	37	—	312	312	—	—	312

Total	41	434	275	750	715	(63)	98	750

At 31 December 2017
Bonds	20	601	533	1,154	184	—	970	1,154
Rate derivatives – inflows	(38)	(975)	(684)	(1,697)	(53)	(751)	(893)	(1,697)
Rate derivatives – outflows	48	1,060	667	1,775	1,003	751	21	1,775
FX forwards – inflows	—	—	—	—	—	—	—	—
FX forwards – outflows	—	—	—	—	—	—	—	—

Total	30	686	516	1,232	1,134	—	98	1,232

Financial counterparty and credit risk management

Financial counterparty and credit risk arises from cash and cash equivalents, favourable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables.

Counterparty credit limits, which take published credit rating and other factors into account, are set to cover the Group’s total aggregate exposure to a single financial institution. The limits applicable to published credit rating bands are approved by the Chief Financial Officer within guidelines approved by the Board. Exposures and limits applicable to each financial institution are reviewed on a regular basis.

Cash deposits and derivative transactions are made with approved counterparties up to pre-agreed limits. To manage counterparty risk associated with cash and cash equivalents, the Group uses a mixture of money market funds as well as bank deposits. As at 31 December 2018, 85% of cash and cash equivalents was held with investment grade bank counterparties, 7% with AAA money market funds and 8% held with non-investment grade bank counterparties. As at 31 December 2018, the Group had a net exposure of £33m with investment grade counterparties for derivative transactions.

For trade receivables and contract assets the Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, risk associated with the industry and country in which customers operate may also influence the credit risk. The credit quality of customers is assessed by taking into account financial position, past experience and other relevant factors. Individual credit limits are set for each customer based on internal ratings. The compliance with credit limits is regularly monitored by the Group. A default on a trade receivable is when the counterparty fails to make contractual payments within the stated payment terms. Trade receivables and contract assets are written off when there is no reasonable expectation of recovery. The carrying amounts of financial assets, trade receivables and contract assets represent the maximum credit exposure.

Trade receivables and contract assets are subject to impairment using the expected credit loss model. The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected credit loss allowance for all trade receivables and contract assets. To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. See note 22 for further details about trade receivables and contract assets including movements in provisions for bad and doubtful debts.